EX-10.1 LETTER OF CREDIT ISSUED BY SILICON VALLEY BANK ON BEHALF OF THE REGISTRANT

Exhibit 10.1

IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF002602

DATE: JANUARY 5, 2004

BENEFICIARY:

JABIL CIRCUIT, INC.

30 GREAT OAKS BOULEVARD

SAN JOSE, CALIFORNIA 95119

APPLICANT:

REDBACK NETWORKS, INC.

300 HOLGER WAY

SAN JOSE, CALIFORNIA 95134

AMOUNT:	US$15,700,000.00 (FIFTEEN MILLION SEVEN HUNDRED THOUSAND AND NO/100 U.S. DOLLARS)

EXPIRATION DATE:	JANUARY 5, 2005

LOCATION:	SANTA CLARA, CALIFORNIA

LADIES AND GENTLEMEN:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF002602 IN YOUR FAVOR FOR ACCOUNT OF REDBACK NETWORKS, INC. IN THE AMOUNT OF US$15,700,000.00 (FIFTEEN MILLION SEVEN HUNDRED THOUSAND AND NO/100 U.S. DOLLARS). THIS LETTER OF CREDIT IS AVAILABLE BY SIGHT PAYMENT WITH US AT OUR OFFICE AT 3003 TASMAN DRIVE, 2ND FLOOR, MAIL SORT HF210, SANTA CLARA, CALIFORNIA 95054, ATTENTION: INTERNATIONAL DIVISION -- STANDBY LETTER OF CREDIT NEGOTIATION DEPARTMENT (THE "BANK'S OFFICE) ONLY AGAINST PRESENTATION OF THE FOLLOWING DOCUMENTS:

1.	THE ORIGINAL OF THIS LETTER OF CREDIT AND ALL AMENDMENT (S), IF ANY.

2.	YOUR SIGHT DRAFT DRAWN ON US IN THE FORM ATTACHED HERETO AS EXHIBIT "A".

3.	A SIGNED AND DATED STATEMENT WORDED AS FOLLOWS:

"THE UNDERSIGNED, AN AUTHORIZED REPRESENTATIVE OF THE JABIL CIRCUIT, INC. ("BENEFICIARY") HEREBY CERTIFIES THAT BENEFICIARY IS ENTITLED TO DRAW THE AMOUNT OF THE ACCOMPANYING DRAFT UNDER SILICON VALLEY BANK IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF002602 UNDER THE TERMS OF THAT CERTAIN LETTER AGREEMENT DATED MARCH 26, 2002 SIGNED BY AND BETWEEN BENEFICIARY AND REDBACK NETWORKS, INC."

PARTIAL DRAWINGS ARE PERMITTED (MORE THAN ONE DRAFT MAY BE DRAWN AND PRESENTED UNDER THIS LETTER OF CREDIT).

THIS LETTER OF CREDIT MUST ACCOMPANY ANY DRAWINGS HEREUNDER FOR ENDORSEMENT OF THE DRAWING AMOUNT AND WILL BE RETURNED TO THE BENEFICIARY UNLESS IT IS FULLY UTILIZED.

IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF002602

DATE: JANUARY 5, 2004

THIS LETTER OF CREDIT EXPIRES AT THE BANKS OFFICE ON JANUARY 5, 2005. THE DATE THIS LETTER OF CREDIT EXPIRES, JANUARY 5, 2005, IS THE "FINAL EXPIRY DATE". UPON THE OCCURRENCE OF THE FINAL EXPIRY DATE THIS LETTER OF CREDIT SHALL FULLY AND FINALLY EXPIRE AND NO PRESENTATIONS MADE UNDER THIS LETTER OF CREDIT AFTER SUCH DATE WILL BE HONORED.

DRAFT(S) AND DOCUMENTS MUST INDICATE THE NUMBER AND DATE OF THIS LETTER OF CREDIT.

DOCUMENTS MUST BE DELIVERED TO US DURING REGULAR BUSINESS HOURS ON A BUSINESS DAY OR FORWARDED TO US BY OVERNIGHT DELIVERY SERVICE TO: SILICON VALLEY BANK, 3003 TASMAN DRIVE, 2ND FLOOR, MAIL SORT HF210, SANTA CLARA, CALIFORNIA 95054, ATTENTION: INTERNATIONAL DIVISION -- STANDBY LETTER OF CREDIT NEGOTIATION DEPARTMENT (THE "BANK'S OFFICE).

AS USED HEREIN, THE TERM "BUSINESS DAY" MEANS A DAY ON WHICH WE ARE OPEN AT OUR ABOVE ADDRESS IN SANTA CLARA, CALIFORNIA TO CONDUCT OUR LETTER OF CREDIT BUSINESS. NOTWITHSTANDING ANY PROVISION TO THE CONTRARY IN THE UCP (AS HEREINAFTER DEFINED), IF THE EXPIRY DATE OR THE FINAL EXPIRY DATE IS NOT A BUSINESS DAY THEN SUCH DATE SHALL BE AUTOMATICALLY EXTENDED TO THE NEXT SUCCEEDING DATE WHICH IS A BUSINESS DAY.

WE HEREBY ENGAGE WITH YOU THAT DRAFT(S) DRAWN AND/OR DOCUMENTS PRESENTED UNDER AND IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT SHALL BE DULY HONORED UPON PRESENTATION TO SILICON VALLEY BANK, IF PRESENTED ON OR BEFORE THE EXPIRATION DATE OF THIS CREDIT.

THIS LETTER OF CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 500 (THE "UCP").

SILICON VALLEY BANK,
AUTHORIZED SIGNATURE	AUTHORIZED SIGNATURE

PAGE 2

IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF002602

DATE: JANUARY 5, 2004

EXHIBIT "A"

SIGHT DRAFT/BILL OF EXCHANGE

DATE:	REF. NO.

AT SIGHT OF THIS BILL OF EXCHANGE

PAY TO THE ORDER OF US$ US DOLLARS

"DRAWN UNDER SILICON VALLEY BANK, SANTA CLARA, CALIFORNIA, IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER NO. SVBSF DATED , 2004"

TO: SILICON VALLEY BANK 3003 TASMAN DRIVE SANTA CLARA, CA 95054	[INSERT NAME OF BENEFICIARY] Authorized Signature

GUIDELINES TO PREPARE THE SIGHT DRAFT OR BILL OF EXCHANGE:

1.	DATE INSERT ISSUANCE DATE OF DRAFT OR BILL OF EXCHANGE.

2.	REF. NO. INSERT YOUR REFERENCE NUMBER IF ANY.

3.	PAY TO THE ORDER OF: INSERT NAME OF BENEFICIARY

4.	US$ INSERT AMOUNT OF DRAWING IN NUMERALS/FIGURES.

5.	USDOLLARS INSERT AMOUNT OF DRAWING IN WORDS.

6.	LETTER OF CREDIT NUMBER INSERT THE LAST DIGITS OF OUR STANDBY L/C NUMBER THAT PERTAINS TO THE DRAWING.

7.	DATED INSERT THE ISSUANCE DATE OF OUR STANDBY L/C.

NOTE:	BENEFICIARY SHOULD ENDORSE THE BACK OF THE SIGHT DRAFT OR BILL OF EXCHANGE AS YOU WOULD A CHECK.

IF YOU NEED FURTHER ASSISTANCE IN COMPLETING THIS SIGHT DRAFT OR BILL OF EXCHANGE, PLEASE CALL OUR L/C PAYMENT SECTION AND ASK FOR: ALICE DALUZ AT (408) 654-7120 OR EFRAIN TUVILLA AT (408) 654-6349.

PAGE 3

OUR STANDBY L/C NO. SVBSF002602

DATE: MARCH 11, 2004

ADVICE OF AMENDMENT NUMBER: 1

BENEFICIARY:

JABIL CIRCUIT, INC.

30 GREAT OAKS BOULEVARD

SAN JOSE, CALIFORNIA 95119

APPLICIANT:

REDBACK NETWORKS INC.

300 HOLGER WAY

SAN JOSE, CALIFORNIA 95134

LADIES AND GENTLEMEN,

WE HAVE BEEN REQUESTED TO AMEND THE ABOVE REFERENCED LETTER OF CREDIT AS FOLLOWS:

VALUE OF THE LC IS DECREASED BY USD7,700,000.00 TO USD8,000,000.00.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

THIS AMENDMENT IS AN INTERFRAL PART OF THE ORIGINAL LETTER OF CREDIT AND MUST BE ATTACHED THERETO.

PLEASE BE ADVISED THAT THIS LETTER OF CREDIT AMENDMENT IS SUBJECT TO YOUR (BENEFICIARY'S) CONSENT. PLEASE SIGN THE ATTACHED COPY WHERE APPLICABLE AND RETURN IT TO US AT THE ADDRESS INDICATED BELOW OR USE THE ATTACHED ENVELOPE.

SILICON VALLEY BANK,

_________________________ _________________________

AUTHORIZED SIGNATURE AUTHORIZED SIGNATURE

ACCEPTED:

JABIL CIRCUITS, INC.

_________________________

AUTHORIZED SIGNATURE

___________________________

(PRINTED NAME AND TITLE)

___________________________

(DATE)

OUR STANDBY L/C NO. SVBSF002602

DATE: DECEMBER 31, 2004

ADVICE OF AMENDMENT NUMBER: 2

BENEFICIARY:

JABIL CIRCUIT, INC.

30 GREAT OAKS BOULEVARD

SAN JOSE, CALIFORNIA 95119

APPLICANT:

REDBACK NETWORKS, INC.

300 HOLGER WAY

SAN JOSE, CALIFORNIA 95134

LADIES AND GENTLEMEN,

WE HAVE BEEN REQUESTED TO AMEND THE ABOVE REFERENCED LETTER OF CREDIT AS FOLLOWS:

THE EXPIRATION DATE HAS BEEN EXTENDED FROM JANUARY 5, 2005 TO JUNE 30, 2005.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

THIS AMENDMENT IS AN INTEGRAL PART OF THE ORIGINAL LETTER OF CREDIT AND MUST BE ATTACHED THERETO.

SILICON VALLEY BANK,

_________________________ _________________________

AUTHORIZED SIGNATURE AUTHORIZED SIGNATURE